Exhibit 10.27

FIRST AMENDMENT TO THE

SILGAN CONTAINERS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS FIRST AMENDMENT is made on November 1, 2008, by SILGAN CONTAINERS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the “Sponsoring Employer”).

W I T N E S S E T H:

WHEREAS, the Sponsoring Employer maintains the Silgan Containers Corporation Supplemental Executive Retirement Plan (the “Plan”), as amended and restated effective January 1, 2007;

WHEREAS, subsequent to the adoption of the amended and restated Plan, the Sponsoring Employer adopted the amended and restated Silgan Containers Corporation Pension Plan for Salaried Employees (the “Salaried Pension Plan”) effective July 1, 2008;

WHEREAS, certain definitions in the Plan refer to definitions in the Salaried Pension Plan;

WHEREAS, the Sponsoring Employer desires to amend the Plan to clarify the application of certain terms in the Salaried Pension Plan to participants in the Plan; and

WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

NOW, THEREFORE, the Sponsoring Employer does hereby amend the Plan, effective as of July 1, 2008, as follows:

1. By deleting the existing Section 1.18 and substituting therefor the following:

“1.18 ‘Normal Retirement Age’ means the earlier of:

(a) the attainment of at least age sixty (60) with the completion of ten (10) or more years of Vesting Service; or

(b) the attainment of at least age sixty-five (65) with the completion of five (5) or more years of Vesting Service.”

2. By deleting the existing Section 1.21 and substituting therefor the following:

“1.21 ‘Period of Service’ means ‘Period of Service’ as defined in the Pension Plan prior to July 1, 2008.”

3. By adding the following new Section 1.34:

“1.34 ‘Vesting Service’ means ‘Vesting Service’ as defined in the Pension Plan.

4. By deleting the existing Section 6.6 and substituting therefor the following:

“6.6 Vesting. A Participant shall always be fully vested in contributions made to his Deferral Contribution Account. Contributions made to a Participant’s Matching Account, DISP Make-up Account, and Supplemental Pension Account shall vest according to the following schedule:

Full Years of Vesting Service	Vested Percentage
Less than 5	0%
5 or more	100	%”

Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this First Amendment to be executed as of the day and year first above written.

SILGAN CONTAINERS CORPORATION

By:	/s/ Anthony E. Cost
Title:	Vice-President – Human Resources

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